SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 27, 2006

HOLLY ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	001-32225	20-0833098
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification Number)

100 Crescent Court,		75201-6927
Suite 1600		(Zip code)
Dallas, Texas
(Address of principal
executive offices)
Registrant’s telephone number, including area code: (214) 871-3555
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.”
     On January 30, 2006, Holly Energy Partners, L.P. (the “Partnership”) issued a press release announcing the Partnership’s fourth quarter of 2005 results. A copy of the Partnership’s press release is attached hereto as Exhibit 99.1 and incorporated herein in its entirety.
Item 7.01. Regulation FD Disclosure.
     On January 27, 2006, the Partnership issued a press release announcing the declaration of its regular quarterly distribution which was increased from the previous quarterly distribution. A copy of the Partnership’s press release is attached hereto as Exhibit 99.2 and incorporated herein in its entirety.
     In accordance with General Instruction B.2. of Form 8-K, the information furnished in this report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or otherwise subject to the liabilities of that section, unless the Partnership specifically incorporates it by reference in a document filed under the Exchange Act or the Securities Act of 1933. By filing this report on Form 8-K and furnishing this information, the Partnership makes no admission as to the materiality of any information in this report, including Exhibits 99.1 and 99.2, or that any such information includes material investor information that is not otherwise publicly available.
     The information contained in this report on Form 8-K, including the information contained in Exhibits 99.1 and 99.2, is intended to be considered in the context of the Partnership’s Securities and Exchange Commission (“SEC”) filings and other public announcements that the Partnership may make, by press release or otherwise from time to time. The Partnership disclaims any current intention to revise or update the information contained in this report, including the information contained in Exhibits 99.1 and 99.2, although the Partnership may do so from time to time as its management believes is warranted. Any such updating may be made through the furnishing or filing of other reports or documents with the SEC, through press releases or through other public disclosure.
Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits.
99.1	— Press Release of the Partnership issued January 30, 2006.*

99.2	— Press Release of the Partnership issued January 27, 2006.*

*	Furnished herewith pursuant to Regulation FD.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOLLY ENERGY PARTNERS, L.P.

By:	HEP Logistics Holdings, L.P.
its General Partner

	By:	Holly Logistic Services, L.L.C.
its General Partner

		By:	/s/ Scott C. Surplus

Scott C. Surplus
Vice President & Controller
Date: January 30, 2006

EXHIBIT INDEX

Exhibit
Number		Exhibit Title

99.1	—	Press Release of the Partnership issued January 30, 2006.

99.2	—	Press Release of the Partnership issued January 27, 2006.